                          SUBSCRIPTION FOR PURCHASE OF
                         SHARES OF BENEFICIAL INTEREST
                            OF WEISS TREASURY FUND

                                January 5, 1996

TO:  Weiss Treasury Fund
     4176 Burns Road
     Palm Beach Gardens, Florida 33410

Dear Sirs:

      The undersigned hereby subscribes to purchase 33,334 shares of beneficial interest of Weiss Treasury Only Money Market Fund (the "Fund") of Weiss Treasury Fund, at a price of $1.00 per share, and agrees to pay therefor upon demand in cash the amount of $33,334. The undersigned hereby represents and acknowledges that it intends to purchase the shares for investment and has no present intention of reselling the shares herein acquired and that any redemption of such shares will be reduced by a pro rata portion of any then unamortized organization expenses of the Fund, such proration to be calculated by dividing the number of shares to be redeemed by the aggregate number of shares held which represent the initial capital of the Fund.

                                     Very truly yours,

                                     Weiss Money Management, Inc.


                                     By:
                                        -----------------------------
                                     Name:
                                          ---------------------------
                                     Title:
                                           --------------------------

                         SUBSCRIPTION FOR PURCHASE OF
                         SHARES OF BENEFICIAL INTEREST
                          OF WEISS TREASURY BOND FUND

                                January 5, 1996

TO:  Weiss Treasury Fund
     4176 Burns Road
     Palm Beach Gardens, Florida 33410

Dear Sirs:

      The undersigned hereby subscribes to purchase 3,333.30 shares of beneficial interest of Weiss Treasury Bond Fund of Weiss Treasury Fund, at a price of $10.00 per share, and agrees to pay therefor upon demand in cash the amount of $33,333. The undersigned hereby represents and acknowledges that it intends to purchase the shares for investment and has no present intention of reselling the shares herein acquired and that any redemption of such shares will be reduced by a pro rata portion of any then unamortized organization expenses of the Fund, such proration to be calculated by dividing the number of shares to be redeemed by the aggregate number of shares held which represent the initial capital of the Fund.

                                      Very truly yours,

                                      Weiss Money Management, Inc.


                                      By:
                                         ---------------------------
                                      Name:
                                           -------------------------
                                      Tile:
                                           -------------------------

                         SUBSCRIPTION FOR PURCHASE OF
                         SHARES OF BENEFICIAL INTEREST
                      OF WEISS INTERMEDIATE TREASURY FUND

                                January 5, 1996

TO:  Weiss Treasury Fund
     4176 Burns Road
     Palm Beach Gardens, Florida 33410

Dear Sirs:

      The undersigned hereby subscribes to purchase 3,333.30 shares of beneficial interest of Weiss Intermediate Treasury Fund at a price of $10.00 per share, and agrees to pay therefor upon demand in cash the amount of $33,333. The undersigned hereby represents and acknowledges that it intends to purchase the shares for investment and has no present intention of reselling the shares herein acquired and that any redemption of such shares will be reduced by a pro rata portion of any then unamortized organization expenses of the Fund, such proration to be calculated by dividing the number of shares to be redeemed by the aggregate number of shares held which represent the initial capital of the Fund.

                                        Very truly yours,

                                        Weiss Money Management, Inc.


                                        By:
                                           -------------------------
                                        Name:
                                             -----------------------
                                        Title:
                                              ----------------------